Exhibit 4.1

NUMBER		COMMON SHARES
[__]	NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	[_____]

APEX 11 INC.

 AUTHORIZED COMMON STOCK: 100,000,000 SHARES
PAR VALUE: $.0001

THIS CERTIFIES THAT	RESTRICTED
IS THE RECORD HOLDER OF

- Shares of APEX 11 INC. Common Stock -

transferable on the books of the Corporation in person or by a duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

Dated: ___________________	_____________________________ Anthony J. Iarocci, Jr., President	_____________________________ Anthony J. Iarocci, Jr., Treasurer

APEX 11 INC.
Corporate
Seal
Delaware
*****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

THE SECURITIES REFERENCED IN THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Countersigned Registered:
(Transfer Agent)
Apex 11 Inc.
8217 East Spanish Boot Road
Carefree, Arizona 85377-5408

By -------------------------------------
Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT .......... Custodian ..........
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right
of survivorship and not as	Act ................................
tenants in common	(State)

               Additional abbreviations may also be used though not in the above list.

For value received, _______________________________ hereby sell, assign and transfer unto _______________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________

____________________________________

____________________________________

____________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________ Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________

X ___________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: